Exhibit 10(r)

TERM NOTE

(converted Capex Loans)

$1,140,000

Grand Rapids, Michigan
December 16, 2005

        FOR VALUE RECEIVED, the undersigned, Clarion Technologies, Inc., a Delaware corporation (the “Company”), and the subsidiaries of the Company signatory hereto (herein, the “Subsidiaries”, together with the Company and their respective successors and assigns, the “Loan Parties”), jointly and severally, promise to pay to the order of Fifth Third Bank (herein, together with its successors and assigns, called the “Bank”), the principal sum of One Million One Hundred Forty Thousand and 00/100 DOLLARS ($1,140,000), payable in fifteen (15) consecutive equal monthly principal installments each in the amount of $20,000 on the fifteenth (15th) day of each month commencing as of January 15, 2006 through March 15, 2007, plus interest, with a final payment of the entire principal balance outstanding, plus all accrued and unpaid interest, hereunder due on April 15, 2007. This Term Note (herein called this “Note”) is made pursuant to an Amended and Restated Credit Agreement dated as of April 14, 2003, as amended, among the Loan Parties, the financial institutions, including the Bank, that are or from time to time may become parties thereto, and JPMorgan Chase Bank, N.A., successor by merger to Bank One, NA (Main Office Chicago), as agent (herein, as the same may be amended, modified or supplemented from time to time, including any agreement entered into in replacement thereof, called the “Credit Agreement”).

        The Loan Parties further promise to pay to the order of Bank interest on the aggregate unpaid principal amount hereof from time to time outstanding from the date hereof until paid in full at such rates and at such times as shall be determined in accordance with the provisions of the Credit Agreement. Accrued interest shall be payable on the dates specified in the Credit Agreement.

        Payments of both principal and interest are to be made in the lawful money of the United States of America in immediately available funds at Agent’s principal office at 200 Ottawa Avenue, N.W., Grand Rapids, Michigan 49503, or at such other place as may be designated by Agent to the Loan Parties in writing.

        This Note is a Term Note, with respect to converted Capex Loans, referred to in, evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement. The Credit Agreement, to which reference is hereby made, sets forth said terms and provisions, including, but not limited to, those under which this Note may or must be paid prior to its due date or may have its due date accelerated. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement. This Note is secured by the collateral described in and pursuant to the Credit Agreement and various other Loan Documents referred to therein, and reference is made thereto for a statement of terms and provisions of such collateral security, a description of collateral and the rights of the Agent and the Bank in respect thereof.

        In addition to, and not in limitation of, the foregoing and the provisions of the Credit Agreement hereinabove referred to, the Loan Parties further agree, subject only to any limitation imposed by applicable law, to pay all expenses, including attorneys’ fees and expenses, incurred by the Agent and the holder of this Note in seeking to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

        All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment, demand, protest and notice of dishonor in connection with this Note.

        The liability of each Loan Party under this Note in general shall be joint and several, and each reference herein to the Loan Parties shall be deemed to refer to each such Loan Party. In furtherance and not in limitation of Bank’s rights and remedies hereunder or at law, Bank may proceed under this Note against any one or more of the Loan Parties in its absolute and sole discretion for any Loan Parties’ obligations under the Credit Agreement or any other liability or obligation of the Loan Parties arising hereunder.

        This Note is binding upon each Loan Party and their respective successors and assigns, and shall inure to the benefit of Bank and its successors and assigns. This Note is made under and governed by the laws of the State of Michigan without regard to conflict of laws principles.

[SIGNATURES ON NEXT PAGE]

      (Signature Page to Term Note dated December 16, 2005 for converted Capex Loans)

        IN WITNESS WHEREOF, the Loan Parties have executed this Note as of the day and year first above written.

CLARION TECHNOLOGIES, INC. By: /s/ Edmund Walsh —————————————— Edmund Walsh Its: CFO

CLARION REAL ESTATE, L.L.C. By: CLARION TECHNOLOGIES, INC., its Member By: /s/ Edmund Walsh —————————————— Edmund Walsh Its: CFO

TERM NOTE

(converted Capex Loans)

$1,710,000

Grand Rapids, Michigan
December 16, 2005

        FOR VALUE RECEIVED, the undersigned, Clarion Technologies, Inc., a Delaware corporation (the “Company”), and the subsidiaries of the Company signatory hereto (herein, the “Subsidiaries”, together with the Company and their respective successors and assigns, the “Loan Parties”), jointly and severally, promise to pay to the order of JPMorgan Chase Bank, N.A., successor by merger to Bank One, NA (Main Office Chicago) (herein, together with its successors and assigns, called the “Bank”), the principal sum of One Million Seven Hundred Ten Thousand and 00/100 DOLLARS ($1,710,000), payable in fifteen (15) consecutive equal monthly principal installments each in the amount of $30,000 on the fifteenth (15th) day of each month commencing as of January 15, 2006 through March 15, 2007, plus interest, with a final payment of the entire principal balance outstanding, plus all accrued and unpaid interest, hereunder due on April 15, 2007. This Term Note (herein called this “Note”) is made pursuant to an Amended and Restated Credit Agreement dated as of April 14, 2003, as amended, among the Loan Parties, the financial institutions, including the Bank, that are or from time to time may become parties thereto, and JPMorgan Chase Bank, N.A., successor by merger to Bank One, NA (Main Office Chicago), as agent (herein, as the same may be amended, modified or supplemented from time to time, including any agreement entered into in replacement thereof, called the “Credit Agreement”).

        The Loan Parties further promise to pay to the order of Bank interest on the aggregate unpaid principal amount hereof from time to time outstanding from the date hereof until paid in full at such rates and at such times as shall be determined in accordance with the provisions of the Credit Agreement. Accrued interest shall be payable on the dates specified in the Credit Agreement.

        Payments of both principal and interest are to be made in the lawful money of the United States of America in immediately available funds at Agent’s principal office at 200 Ottawa Avenue, N.W., Grand Rapids, Michigan 49503, or at such other place as may be designated by Agent to the Loan Parties in writing.

        This Note is a Term Note, with respect to converted Capex Loans, referred to in, evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement. The Credit Agreement, to which reference is hereby made, sets forth said terms and provisions, including, but not limited to, those under which this Note may or must be paid prior to its due date or may have its due date accelerated. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement. This Note is secured by the collateral described in and pursuant to the Credit Agreement and various other Loan Documents referred to therein, and reference is made thereto for a statement of terms and provisions of such collateral security, a description of collateral and the rights of the Agent and the Bank in respect thereof.

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        In addition to, and not in limitation of, the foregoing and the provisions of the Credit Agreement hereinabove referred to, the Loan Parties further agree, subject only to any limitation imposed by applicable law, to pay all expenses, including attorneys’ fees and expenses, incurred by the Agent and the holder of this Note in seeking to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

        All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment, demand, protest and notice of dishonor in connection with this Note.

        The liability of each Loan Party under this Note in general shall be joint and several, and each reference herein to the Loan Parties shall be deemed to refer to each such Loan Party. In furtherance and not in limitation of Bank’s rights and remedies hereunder or at law, Bank may proceed under this Note against any one or more of the Loan Parties in its absolute and sole discretion for any Loan Parties’ obligations under the Credit Agreement or any other liability or obligation of the Loan Parties arising hereunder.

        This Note is binding upon each Loan Party and their respective successors and assigns, and shall inure to the benefit of Bank and its successors and assigns. This Note is made under and governed by the laws of the State of Michigan without regard to conflict of laws principles.

[SIGNATURES ON NEXT PAGE]

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      (Signature Page to Term Note dated December 16, 2005 for converted Capex Loans)

        IN WITNESS WHEREOF, the Loan Parties have executed this Note as of the day and year first above written.

CLARION TECHNOLOGIES, INC. By: /s/ Edmund Walsh —————————————— Edmund Walsh Its: CFO

CLARION REAL ESTATE, L.L.C. By: CLARION TECHNOLOGIES, INC., its Member By: /s/ Edmund Walsh —————————————— Edmund Walsh Its: CFO

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